Exhibit 99.1

A Specialty Pharmaceutical Company NASDAQ: ANIP GENERIC AND BRANDED PRESCRIPTION DRUG PRODUCTS Corporate Presentation June 2017

2 Forward - Looking Statements To the extent any statements made in this presentation deal with information that is not historical, these are forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about price increases, the Company’s future operations, products financial position, operating results and prospects , the Company’s pipeline or potential markets therefore, and other statements that are not historical in nature, particularly those that utilize terminology such as “anticipates,” “will,” “expects,” “plans,” “potential,” “future,” “believes,” “intends,” “continue,” other words of similar meaning, derivations of such words and the use of future dates. Uncertainties and risks may cause the Company’s actual results to be materially different than those expressed in or implied by such forward - looking statements. Uncertainties and risks include, but are not limited to, the risk that the Company may face with respect to importing raw materials; increased competition; acquisitions; contract manufacturing arrangements; delays or failure in obtaining product approval from the U.S. Food and Drug Administration; general business and economic conditions; market trends; products development; regulatory and other approvals and marketing. More detailed information on these and additional factors that could affect the Company’s actual results are described in the Company’s filings with the Securities and Exchange Commission, including its most recent annual report on Form 10 - K and quarterly reports on Form 10 - Q, as well as its proxy statement. All forward - looking statements in this presentation speak only as of the date of this presentation and are based on the Company’s current beliefs, assumptions, and expectations. The Company undertakes no obligation to update or revise any forward - looking statement, whether as a result of new information, future events or otherwise. 2

3 3 Mission and Strategy ANI Pharmaceuticals is an integrated specialty pharmaceutical company focused on delivering value to our customers by developing , manufacturing and marketing high quality branded and generic prescription pharmaceuticals. Our dedicated team of R&D, business development, manufacturing, sales, and regulatory compliance personnel focus on niche and high barrier to entry opportunities, including controlled substances, anti - cancer (oncolytics), hormones and steroids, and complex formulations. We manufacture diverse product offerings in two facilities with combined manufacturing, packaging, warehouse and laboratory space totaling 116,000 square feet.

4 Senior Management Team 4 With ANI Yrs Industry Since Experience Previous Affiliation Arthur Przybyl President and CEO 2009 25+ Akorn Stephen Carey VP, Finance and CFO 2016 20+ Par Pharmaceutical Robert Schrepfer SVP, Business Development and 2013 15 Healthcare Value Capital Specialty Sales James Marken SVP, Operations and Product 2007 20+ Solvay Development David Sullivan, PhD VP, Quality Operations 2014 20 Boston Scientific Ellen Camos VP, Regulatory Affairs 2012 15 Sandoz Mark Ginski, PhD VP, Corticotropin Product Development 2016 20+ Mallinckrodt Karen Quinn, PhD VP, Corticotropin Regulatory Affairs 2017 30+ Takeda Pharmaceuticals

5 Financial Highlights - 1Q 2017 Strong first quarter performance coming off of a record year of results in 2016: 27 commercial product families as of March 31, 2017, up from 16 at the beginning of 2016 Quarterly net revenues increased 78% from prior year Quarterly adjusted non - GAAP EBITDA increased 29% from prior year (1) See Appendix A for US GAAP reconciliations 5 ($ in millions, except per share data) 2017 2016 Net revenues 36.6$ 20.6$ Net income 1.2$ 1.3$ GAAP earnings per diluted share 0.10$ 0.12$ Adjusted non-GAAP EBITDA (1) 14.7$ 11.4$ Adjusted non-GAAP diluted 0.74$ 0.53$ earnings per share (1) Three Months Ended March 31,

6 Financial Highlights - 1Q Net Revenues Generic sales gains driven by eight products launched during 2016 (detailed on slide 11) Brand sales reflect April 2016 launch of Inderal ® LA and the late February 2017 introduction of InnoPran XL ® and Inderal ® XL Contract manufacturing reflects timing and volume of customer orders 6 Note: Figures may not foot / cross - foot due to rounding. ($ in millions) 2017 2016 $ % Generic pharmaceutical products 26.6$ 13.3$ 13.3$ 101% Brand pharmaceutical products 8.0 5.6 2.4 44% Contract manufacturing 1.8 1.4 0.4 30% Contract services and other income 0.2 0.3 (0.1) -31% Total net revenues 36.6$ 20.6$ 16.1$ 78% Three Months Ended Variance March 31, to Prior Year

7 2017 Guidance Forecast results projected to be driven by: Annualization and continued operational focus on maximizing 2016 launches Expansion of our brand revenues with the addition of InnoPran XL ® and Inderal ® XL Execution of 2017 generic product launches Increasing the investment behind our Corticotropin re - commercialization project (1) See Appendix A for note regarding US GAAP reconciliations 7 ($ in millions except EPS figures) 2016 Actual Low High Low High Net Revenues 128.6$ 181.0$ 190.0$ 41% 48% Cost of sales as a percentage of revenues 33% 42% 44% n/a n/a (excluding impact of inventory step-up) Sales, general and administrative 27.8 30.2 30.9 8% 11% Research and development 2.9 6.5 6.8 125% 134% Adjusted non-GAAP EBITDA (1) 61.1 73.1 77.2 20% 26% Adjusted non-GAAP diluted earnings per 2.96$ 3.58$ 3.94$ 21% 33% share (1) 2017 Guidance % Increase

8 $- $20 $40 $60 $80 $100 $120 $140 2011 2012 2013 2014 2015 2016 Revenues EBITDA Historical 5 - Year Revenue and Adjusted EBITDA Growth 8 $s in millions

9 9 Sales and Marketing Overview

10 Generic Rx Product Portfolio 2016 & 2017 Product Introductions Erythromycin Ethylsuccinate Fenofibrate Capsules (AG) HC Cream, for rectal use Indapamide (April 2017) Lithium Carbonate ER (AG) Mesalamine Enema (AG) Nilutamide Tablets Oxycodone Capsules Pindolol (May 2017) Propranolol ER Capsules (AG) 10 Continued broadening of our product offerings ▪ Twenty - two generic product families encompassing 44 SKUs ▪ $95.2 million of full year 2016 and $26.6 million of first quarter 2017 generic n et sales (AG) = Authorized Generic

11 Generic Rx Product Portfolio Foundational Products (launched prior to 2016) 11 (AG) = Authorized Generic EE/MT Tablets Etodolac Capsules Flecainide Tablets Fluvoxamine Maleate Tablets (AG) HC Enema (AG) Methazolamide Tablets Metoclopramide Solution Nimodipine Capsules Opium Tincture Oxycodone Oral Solution Propafenone Tablets Vancomycin Capsules (AG)

12 Brand Rx Product Portfolio Lithobid ® Tablets Bipolar Disorder Vancocin ® Capsules C. difficile - Associated Diarrhea Cortenema ® U lcerative Colitis Reglan ® Tablets Gastroesophageal Reflux Inderal ® LA Capsules Hypertension ▪ $26.4 million of full year 2016 and $8.0M of first quarter 2017 brand net sales ▪ Inderal ® LA launched April 2016 12

13 Brand Rx InnoPran XL ® and Inderal ® XL 13 Two additional hypertension brands acquired in first quarter 2017: Purchased on February 23, 2017, for approximately $51 million Generated combined sales of $23.3 million in 2016 according to IMS Health data (gross sales basis) Second quarter of 2017 will be first full quarter of sales and gross profit contribution

14 Contract Manufacturing and Other 14 Contract manufacturing ▪ $5.5 million of full year 2016 and $1.8M of first quarter 2017 net revenues ▪ Four customers – Seven products and seventeen SKUs – Contract manufacturing and contract packaging Contract services and other ▪ $1.4 million of full year 2016 and $0.2M of first quarter 2017 net revenues ▪ Product development services, laboratory services, and royalties received

15 15 Business and Product Development Overview

Business Development Activity - Generics

Generics	STRUCTURE	SOURCE	STRATEGY	ANI MANUF	APPROVED	COST ($M)
Rowasa AG (Partnership with Meda)	US Distr Rights	Private	✓	✓	✓	$0.0
Lipofen AG & 1% and 2.5% HC Cream	Acquisition of US Distr Rights	Private	✓		✓	$10.0
IDT Partnership (18 previously approved ANDAs)	US Distr Rights	Private	✓	✓	✓	$1.0
Nimodipine & Omega (Partnership with Sofgen)	US Distr Rights	Private	✓			$1.1
Flecainide (flecainide tablets)	Acquisition	Private	✓	✓	✓	$4.5
ANDA Basket 1 (31 previously approved ANDAs)	Acquisition	Public	✓	✓	✓	$12.5
ANDA Basket 2 (22 previously approved ANDAs)	Acquisition	Public	✓	✓	✓	$25.0
					Total	$54.1

ani Pharmaceuticals, Inc.

16

Business Development Activity - Brands

Brands

	STRUCTURE	SOURCE	STRATEGY	ANI MANUF	APPROVED	COST ($M)
Inderal® XL (propranolol ER capsules)	Acquisition	Private	✓		✓	$20.0
InnoPran XL® (propranolol ER capsules)	Acquisition	Private	✓		✓	$31.0
Brethine® (terbutaline tablets)	Acquisition	Private	✓	✓	✓	$0.0
Inderal® LA (propranolol ER capsules)	Acquisition	Private	✓		✓	$60.0
Corticotrophin® (corticotropin injectable)	Acquisition	Public	✓		✓	$75.0
Testosterone Gel (testosterone gel satchets)	Acquisition	Private	✓		✓	$0.0
Vancocin® (vancomycin hydrochloride capsules)	Acquisition	Private	✓		✓	$11.0
Lithobid® (lithium carbonate tablets)	Acquisition	Private		✓	✓	$12.0
					Total	$209.0

Pharmaceuticals, Inc.

17

18 18 Product Development Pipeline ANI Pipeline ▪ 77 products in development, total combined current market: $3.8 billion (1) ▪ 53 products were acquired and of those, ANI believes 46 can be commercialized based on either a CBE - 30 or PAS Corticotropin Re - commercialization Update ▪ Identified, initiated, and continuing to make substantial progress toward the development of analytical methods required for the sNDA filing ▪ Accomplishments to date in 2017: – successfully manufactured a development lot of API – initiated the scale - up of the API manufacturing process and process characterization, which is the next step prior to commercial scale API manufacturing ▪ Second half 2017 goals: – Select finished dose form contract manufacturer – Secure and conduct initial regulatory meeting with FDA (1) Based on Company estimates, and recent IMS and NSP Audit data

19 19 Manufacturing Overview

20 20 Manufacturing – Main Street Facility Location: Baudette , Minnesota ▪ 52,000 sq. ft. of manufacturing , packaging, and warehouse facilities ▪ Rx solutions , suspensions , topicals , tablets , and capsules ▪ DEA - licensed for Schedule II controlled substances ▪ 17,000 square feet of laboratory space for product development and analytical testing ▪ Expanding the warehouse by 5,500 square feet and adding additional schedule CII vault and CIII cage space ▪ 2017 cap ex also includes powder fill line, liquid unit dose filling line, liquid packaging line, machinery and equipment upgrades and serialization capabilities

21 21 Manufacturing – IDC Road Facility Location: Baudette, Minnesota ▪ Fully - contained h igh potency facility with capabilities to manufacture h ormone , steroid , and oncolytic products ▪ 47,000 square feet of manufacturing, packaging , and warehouse facilities ▪ 100 nano - gram per eight - hour time weighted average maximum exposure limit to ensure employee safety ▪ DEA Schedule IIIN capability ▪ Adding a low - humidity suite for processing and encapsulating moisture - sensitive compounds

22 Summary ANI is an integrated specialty generic pharmaceutical company with: ▪ Profitable base business generating organic growth ▪ Strong capital position ▪ Experienced management team ▪ US - based manufacturing assets and expertise ▪ 2017 Annual guidance (1) – Net revenues of $181 million to $190 million – Adjusted non - GAAP EBITDA (2) of $73.1 million to $77.2 million – Adjusted non - GAAP diluted earnings per share (2) of $3.58 to $3.94 ANI is focused on delivering value through: ▪ Partnerships and strategic alliances ▪ Accretive acquisitions ▪ Internal product development 22 (1) March 2, 2017 press release (2) See Appendix A for note regarding US GAAP reconciliations

23 23 Appendix A

24 U.S. GAAP Reconciliations 24 2017 2016 Net Income 1,152$ 1,346$ Add back Interest expense, net 2,932 2,782 Other income/(expense), net 18 (2) Provision for income taxes 523 1,540 Depreciation and amortization 6,706 4,609 Add back Stock-based compensation 1,386 1,105 Excess of fair value over cost of acquired inventory 1,535 - Expenses related to transaction not consummated 477 - Adjusted non-GAAP EBITDA 14,729$ 11,380$ ANI Pharmaceuticals, Inc. and Subsidiaries Adjusted non-GAAP EBITDA Calculation and US GAAP to Non-GAAP Reconciliation (unaudited, in thousands) Three Months Ended March 31,

25 U.S. GAAP Reconciliations 25 2017 2016 Net Income 1,152$ 1,346$ Add back Non-cash interest expense 1,792 1,725 Depreciation and amortization expense 6,706 4,609 Stock-based compensation 1,386 1,105 Excess of fair value over cost of acquired inventory 1,535 - Expenses related to transaction not consummated 477 - Less Tax impact of adjustments (4,402) (2,752) Adjusted non-GAAP Net Income 8,646$ 6,033$ Diluted Weighted-Average Shares Outstanding 11,653 11,489 Adjusted non-GAAP Diluted Earnings per Share 0.74$ 0.53$ ANI Pharmaceuticals, Inc. and Subsidiaries Adjusted non-GAAP Net Income and Adjusted non-GAAP Diluted Earnings per Share (unaudited, in thousands, except per share amounts) Three Months Ended March 31,

26 U.S. GAAP Reconciliations 26 Non - GAAP Financial Measures included in 2017 Guidance The Company's fiscal 2017 guidance for adjusted non - GAAP EBITDA and adjusted non - GAAP diluted earnings per share is not reconciled to the most comparable GAAP measure. This is due to the inherent difficulty of forecasting the timing or amount of items that would be included in a reconciliation to the most directly comparable forward - looking GAAP financial measures. Because a reconciliation is not available without unreasonable effort, it is not included in this presentation.